EXHIBIT 99.2

A Leader in Payroll / HR Outsourcing September 8, 2005 2005 ANNUAL MEETING OF SHAREHOLDERS

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation or tax credit laws; (8) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; and (11) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll / HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients Over 7,500 Nearly 3/4 of the Fortune 500 A Leader in Payroll / HR Outsourcing

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Tax management services Diversified Client Base (no one client > 5% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow

Revenue, EPS & Margin Growth (continuing operations) * Reconciliation for FY 2005 Operating Margin Diluted EPS GAAP 19.3% $0.74 SEC settlement charge 1.6% 0.12 Excluding SEC settlement charge 20.9% $0.86 Fiscal Years Ended March 31, Improve 100 - 150 bps $1.15 - $1.20 $190.5 - $194.5 2006 (e) 19.3% 20.9%* $0.74 $0.86* $158.4 2005 17.1% $0.59 $124.4 2004 16.8% Operating Margin including SEC charge excluding SEC charge* $0.53 $115.9 2003 Diluted EPS including SEC charge excluding SEC charge* Revenue (millions) 29% - 31% 18% - 19% 3 Year CAGR (e)

Broad Range of Payroll Data-Based Solutions

Source: William Blair & Company, 2005 Payroll Manager Survey In-house Versus Outsourced Payroll Percentage of Companies - By Employer Size Companies in TALX Target Market < 250 250-999 1,000-9,999 10,000+ In-house Outsourced 27% 46% 60% 76% 73% 40% 24% 54% Employees

Sales Teams are Aligned Into Regions and Tiers Clients and Prospects are Assigned to Tiers Based Upon Number of Employees Tier one - 20,000 employees and greater Tier two - 3,500 to 20,000 employees Tier three - 1,000 to 3,500 employees Sales Approach Varies by Tier: Tiered Sales Approach Indirect Tier three Face to face Direct Tier two Tier one Face to face Tele-sales HRO Alliances HRO Alliances Payroll Alliances

Number of Employees Served by HROs (millions) Growth in Employees Served by HROs Source: Everest Research Institute, March 2005 REVENUE 2001 2002 2003 2004 3/1/2005 1 1.7 2.4 3.2 3.7 +54% Last 5 Qtrs REVENUE 3/1/2005 Hewitt 20 Fidelity 12 Excellerate HRO (EDS) 10 Convergys 9 ACS 13 Accenture HR 12 IBM 8 ADP COS 6 Other 10 Alliances in Discussion Alliances in Place Convergys Excellerate HRO (EDS) Accenture HR 3.7 Million EEs At March 2005 Percentage of Employees Served by HROs (March 05)

A Leader in Niche Payroll / HR Markets The Work Number Services - 44% of FY 2006/Q1 Revenues 109.4 million records live on the database at June 30, 2005 6.7 million records in backlog, plus over 6 million records from Jon-Jay acquisition Approximately 33,000 new records added daily Our estimates indicate that 50% of the market is not outsourced 95% of companies that outsource use The Work Number Tax Management Services - 55% of FY 2006/Q1 Revenues Unemployment Claims Management and Tax Planning We estimate about 35% of the market is not outsourced Tax Credit and Incentive Services Entered business in October 2004 Strong cross-selling opportunities

The Work Number Services - Growth Initiatives Add Records to the Database Add New Verifiers Regular Price Increases Add New Services REACH Program Phase 1: Expand usage within verifier clients Phase 2: Expand usage within employer clients 59 41 56 44 44% of TALX Revenue (Fiscal 2006/Q1) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 Q1 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 2nd Quarter 4.531 6.659 8.573 11.627 14.19 3rd Quarter 4.635 6.856 9.011 10.028 15.56 4th Quarter 5.796 7.566 10.733 14.01 21.21 Revenue History (millions)

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

FY2003 FY2004 FY2005 Pre-employment 9.97 8 11.06 Consumer Finance 5.27 7.49 13.65 Social Services 1.87 3.59 5.95 Other Verifications 1.24 2.19 2.63 Mortgage 12.25 16.61 21.04 Other Work Number Services* 5.33 7.51 11.04 The Work Number Services - Revenue Mix (annually) *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $35.9 $46.6 $65.4

FY2005 FY2006 Pre-employment 2.6 2.7 2.8 2.97 3.88 Consumer Finance 2.31 2.98 3.27 5.09 4.7 Social Services 1.87 1.14 1.24 1.7 1.84 Other Verifications 0.72 0.71 0.78 0.42 0.41 Mortgage 5.05 4.82 5.45 5.73 6.95 Other Work Number Services* 1.87 1.84 2.02 5.3 2.66 *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) Q1 Q2 Q3 Q4 Q1 Fiscal Year 2005 $14.4 $14.2 $15.6 $21.2 $20.4

Unemployment Claims Management and Tax Planning - Include fee escalation provisions Unbundle standard services New applications Tax Credit and Incentive Services Roll-up opportunities Cross-selling Greatest growth potential Tax Management Services - Growth Initiatives 0.57 0.43 57 43 55% of TALX Revenue (Fiscal 2006/Q1) Tax Management Services Revenue

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Same or complementary services Nine Acquisitions/Integrations Since 2002 Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services Last 8 funded with cash 0.57 0.43 80 20 80% of new contracts from existing clients Cross-selling success

REVENUE FY2003 FY2004 FY2005 FY2006 (e) 115.9 124.4 158.4 193 EPS FY2003 FY2004 FY2005 FY2006 (e) 0.53 0.59 0.86 1.175 Diluted EPS FY 2002 FY2003 FY2004 FY2005 4.3 11.2 12.5 18.5 Earnings (millions) Revenue and Earnings Growth (continuing operations) Revenues (millions) * Reconciliation for FY 2005 Diluted EPS Earnings (millions) GAAP $0.74 $16.0 SEC settlement charge 0.12 2.5 Excluding SEC settlement charge $0.86 $18.5

FY2002 FY2003 FY2004 FY2005 FY06Q1 Gross margin 0.611 0.548 0.572 0.591 0.624 FY 2002 FY2003 FY2004 FY2005 FY06Q1 The Work Number Services 0.657 0.658 0.701 0.715 0.77 Tax Management Services 0.486 0.484 0.5 0.506 Gross Margin Total Company Gross Margin By Business Unit EPS FY2003 FY2004 FY2005* FY06Q1 0.168 0.171 0.209 0.243 Operating Margin Total Company Margins *Reconciliation for FY 2005 Operating Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9%

Financial Highlights - First Quarter Fiscal 2006 Revenues of $46.8 Million 30% growth over prior year's $36.1 million The Work Number services - 42% growth Tax management services - 24% growth Gross Profit Increased 42% to $29.2 Million From $20.5 Million Last Year Gross Margin Improved 550 Basis Points to 62.4% From 56.9% Last Year The Work Number services - 77.0% Tax management services - 50.6% Tax Mgmt Services TWN Services HRBAS Other 55 44 0 1

Financial Highlights - First Quarter Fiscal 2006 SG&A Expenses Were 38.1% of Revenues, Compared to 42.2% Last Year 410 basis point improvement Operating Margin Was 24.3% of Revenues, Compared to 7.8% (14.7%* Excluding FY2005 SEC settlement) Last Year 960 basis point improvement (excl FY2005 SEC settlement) Earnings From Continuing Operations $6.4 million, or $0.29 per diluted share Compared to prior year $0.2 million, or $0.01 per diluted share (incl FY2005 SEC settlement) $2.7 million*, or $0.13* per diluted share (excl FY2005 SEC settlement) * Reconciliation for FY 2005 Operating Margin Earnings (millions) Diluted EPS GAAP 7.8% $0.2 $0.01 SEC settlement charge 6.9% 2.5 0.12 Excluding SEC settlement charge 14.7% $2.7 $0.13

Financial Highlights - First Quarter Fiscal 2006 Cash Flow From Operating Activities $8.5 million compared to $3.2 million last year Uses of Cash Acquisitions $ 27.4 million Debt repayments 10.0 million Short-term investments 4.0 million Capital expenditures 2.4 million Dividend payments 0.8 million Cash and Investments - $16.3 million Debt - $74.9 million $57.5 million at March 31, 2005 $27.4 million current year borrowings for acquisitions $10.0 million repaid year to date

Increasing Shareholder Value Dividend History Quarterly dividends since September 2000 Increase in quarterly dividends: 33% in fiscal 2003 25% in fiscal 2004 20% in fiscal 2005 Today our Board of Directors authorized a 25% increase Our new quarterly dividend is $0.05 per quarter, or $0.20 per year Stock Repurchase Program Two million shares authorized under repurchase program which expires in May 2008 Acquired approximately 50,000 shares this month

Stock Performance One-Year Price History Five-Year Indexed Against Nasdaq Composite

Best Small Companies 119 # Hot Growth Companies 92 # BusinessWeek Fastest Growing Companies 95 # Recognition of TALX Performance Fastest Growing Small Companies 63 #

Recognition of TALX Performance

A Leader in Payroll / HR Outsourcing September 8, 2005 2005 ANNUAL MEETING OF SHAREHOLDERS